SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: May 12, 1997
                      (Date of the earliest event reported)


                       RIGHT MANAGEMENT CONSULTANTS, INC.
             (Exact name of registrant as specified in its charter)


                                  Pennsylvania
                 (State or other jurisdiction of incorporation)


               0-15539                             23-2153729
             (Commission                    (IRS Employer Identification
              file number)                            Number)



              1818 Market Street, Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 988-1588

Item 5:  Other Matters


On May 12, 1997, Right Management Consultants, Inc. (the Company) announced that a letter of intent had been signed to acquire 51% of the existing shares of the Australian based career management firm, Davidson & Associates, Pty., Ltd. A copy of the press release is filed as Exhibit 99.1 of this Form 8-K.

Item 7:  Exhibits

Exhibit
Number            Description

99.1 Press release announcing the acquisition of a controlling interest in Davidson & Associates, Pty., Ltd.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIGHT MANAGEMENT CONSULTANTS, INC.
                                    (Registrant)

Date: May 19, 1997                  By: /s/  J. Lee Bohs
                                        ---------------------------------------
                                        J. Lee Bohs
                                        Executive Vice President and
                                        Chief Financial Officer